UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2016

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2016 at the Company’s principal executive offices located at 8840 Wilshire Blvd., Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2016:

1.	The election of seven nominees to the Company’s Board of Directors to serve until the 2017 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo, Earl M. (Duke) Collier, Jr. and Joshua Kazam. Mr. Lou Grasmick, one of the original eight nominees to the Company’s Board of Directors as set forth in the Company’s definitive proxy statement, died on May 26, 2016, and so his name was withdrawn from the slate of directors standing for election;

2.

The approval of amendments to the Company’s 2012 Restated Equity Incentive Plan (the “2012 Plan”) to, among other things, increase the number of shares of Common Stock that may be issued under the 2012 Plan to equal the sum of 4,149,710 plus 2% of the outstanding shares of Common Stock as of December 31, 2015, with the number of shares that may be issued under the 2012 Plan automatically increasing thereafter on January 1st of each year, commencing with January 1, 2017, by 2% of the outstanding shares of Common Stock as of the last day of the immediately preceding fiscal year.

3.

The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 15,339,487 shares of the 17,952,323 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, Collier, and Kazam, as directors of the Company to serve until the 2017 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	11,710,990	317,274	3,311,223
Linda Marbán, Ph.D.	12,019,121	9,143	3,311,223
David B. Musket	11,996,056	32,208	3,311,223
George W. Dunbar, Jr.	11,996,056	32,208	3,311,223
Louis Manzo	11,995,556	32,708	3,311,223
Earl M. (Duke) Collier, Jr.	11,941,778	86,486	3,311,223
Joshua Kazam	11,723,103	305,161	3,311,223

2.	The amendments to the 2012 Plan were approved as follows:

For	Against	Abstain	Broker Non-Votes
11,438,280	373,622	216,362	3,311,223

3.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,986,725	36,975	315,787	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2016	Capricor Therapeutics, Inc.

	By:	/s/ Linda Marbán, Ph.D.
	Name:	Linda Marbán, Ph.D.
	Title:	President and Chief Executive Officer